Exhibit 10.19

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of March 6, 2008, and effective as of February 29, 2008, is made between NATIONAL INDUSTRIAL PORTFOLIO BORROWER, LLC, a Delaware limited liability company, having its principal place of business at c/o Hackman Capital Partners, LLC, 11111 Santa Monica Boulevard, Suite 950, Los Angeles, California 90025 (“Borrower”) and CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, having its place of business at 388 Greenwich Street, 11th floor, New York, NY 10013 (“Lender”), and is acknowledged, consented and agreed to by HACKMAN CAPITAL PARTNERS, LLC, a Delaware limited liability company (“HCP”), MICHAEL D. HACKMAN (“Hackman”) and JONATHAN EPSTEIN (“Epstein”), each having an office at 11111 Santa Monica Boulevard, Suite 950, Los Angeles, California 90025, WILLIAM MANLEY, having an address at c/o Calare Properties, Inc., 43 Broad Street, Hudson, Massachusetts 01749 (“Manley”) and CALARE PROPERTIES, INC., a Delaware corporation, having an office at 43 Broad Street, Hudson, Massachusetts 01749 (“Calare”) (HCP, Hackman, Epstein, Manley and Calare hereinafter referred to, individually and collectively, as the context may require, as “Guarantor”).

W I T N E S S E T H:

WHEREAS, Lender and Borrower entered into a certain Loan Agreement (the “Loan Agreement”) dated as of August 8, 2007, pursuant to the terms of which, among other things, Lender made a loan to Borrower in the original principal amount of $315,000,000.00, which loan is evidenced by that certain Promissory Note made by Borrower in favor of Lender, dated as of August 8, 2007, 2006, in the original principal amount of $315,000,000.00 (the “Note”); and

WHEREAS, Borrower and Lender wish to amend the Loan Agreement pursuant to the terms hereof. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto hereby covenant, agree, represent and warrant as follows:

I. AMENDMENT TO LOAN AGREEMENT

1.1 Revised Definition. Effective as of February 29, 2008, the definition of “Spread” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Spread” shall mean 1.25% per annum.

II. RATIFICATION

2.1 Guarantor Ratification. Guarantor hereby (i) acknowledges, consents and agrees to the modifications to the Loan Agreement made herein and (ii) ratifies and confirms to Lender as of the date hereof that all of the terms, covenants, indemnifications and provisions of the Guaranty and the Environmental Indemnity are and shall remain in full force and effect with respect to Guarantor. Each Guarantor, with respect to itself, hereby represents and warrants that it has the full power, authority and legal right to execute this Amendment.

III. MISCELLANEOUS

3.1 No Discharge. Borrower acknowledges that nothing contained herein shall be construed to relieve Borrower from its obligations under the Note, the Loan Agreement, the Security Instruments and the other Loan Documents.

3.2 Borrower Confirmation. Borrower hereby confirms to Lender as of the date hereof that all of the terms, covenants, indemnifications and provisions of the Security Instruments and the other Loan Documents are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Amendment.

3.3 Borrower Representations. Borrower represents and warrants that Borrower has full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment on its part to be observed or performed.

3.4 Inconsistencies. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Amendment and those of the Loan Agreement and the other Loan Documents, the terms, covenants and provisions of this Amendment shall control.

3.5 No Oral Modification. This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

3.6 Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.7 Counterparts. This Amendment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

3.8 Invalidity. If any term, covenant or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

3.9 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws, and any applicable law of the United States of America.

3.10 No Discharge. This Amendment does not, and shall not be construed to, constitute the creation of a new indebtedness or the satisfaction, discharge or extinguishment of the debt secured by the Loan Documents, nor does it in any way affect or impair the lien of the Loan Documents. No action undertaken pursuant to this Amendment shall constitute a waiver or a novation of Lender’s rights under the Loan Documents.

3.11 Lien Confirmation. Borrower hereby acknowledges the lien of the Loan Documents to be a valid and existing first lien on the Collateral, and the lien of the Loan Documents is hereby agreed to continue in full force and effect, unaffected and unimpaired by this Amendment.

[NO FURTHER TEXT ON THIS PAGE.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER: NATIONAL INDUSTRIAL PORTFOLIO BORROWER, LLC, a Delaware limited liability company

By:	National Industrial Mezz A, LLC, a Delaware limited liability company, its Sole Member

	By:	National Industrial Mezz B, LLC, a Delaware limited liability company, its Sole Member

		By:	National Industrial Holdings, LLC, a Delaware limited liability company, its Sole Member

			By:	New Leaf – KBS JV, LLC, a Delaware limited liability company, its Sole Member

				By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership, its Managing Member

				By:	/s/ Authorized Signatory
Name: Title:

LENDER: CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation

By:	/s/ Authorized Signatory
Name: Title:

ACKNOWLEDGED AND AGREED TO BY

GUARANTOR:

HACKMAN CAPITAL PARTNERS, LLC, a California limited liability company

By:	/s/ Authorized Signatory
Name: Title:

/s/ Michael D. Hackman
Michael D. Hackman, Individually

/s/ Jonathan Epstein
Jonathan Epstein, Individually

/s/ William Manley
William Manley, Individually

CALARE PROPERTIES, INC., a Delaware corporation

By:	/s/ Authorized Signatory
Name: Title: